Exhibit 99.1

FOR IMMEDIATE RELEASE:

DIGITAL ANGEL ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2010 FINANCIAL RESULTS

SO. ST. PAUL, MN, March 30, 2011 - Digital Angel (OTC Bulletin Board: DIGA), an advanced technology company in the field of animal identification and emergency identification solutions, today announced financial results for the fourth quarter and fiscal year ended December 31, 2010.

Joseph Grillo, Digital Angel’s Chief Executive Officer, commented, “As a result of the corporate and operational changes made in 2010, we reduced overhead costs and lowered expenses.  Despite this progress, capital constraints and limited options for corporate financing made 2010 a challenging year.  AgriCapital Corporation, a financial advisor hired by the Digital Angel Board of Directors in fourth quarter of 2010 to explore alternative strategies for the business, has narrowed the list and provided management and the Board with several options that are actively being explored.”

The financial results are shown below in the data tables.

Results Conference Call

The Company will host a conference call to discuss the results at 10:00 a.m. ET today. Interested participants should call (877) 470-1843 within the United States and Canada, or (706) 643-9051 internationally. Please use access code 54411746.  Alternatively, a simultaneous webcast of the live conference call can be accessed through Digital Angel’s website at www.digitalangel.com.

For persons unable to participate in either the conference call or the webcast, a replay will be available from March 30, 2011 at approximately 11:00 a.m. ET to April 30, 2011 at 11:59 p.m. ET. For the telephonic replay, dial (800) 642-1687 (USA/Canada) or (706) 645-9291 (international), using access code 54411746. The webcast replay can also be accessed through Digital Angel's website at www.digitalangel.com

About Digital Angel

Digital Angel (OTCBB: DIGA) is an advanced technology company in the field of animal identification and emergency identification solutions. Digital Angel's products are utilized around the world in such applications as pet identification, using its patented, FDA-approved implantable microchip; livestock identification and herd management using visual and radio frequency identification (RFID) ear tags; and global positioning systems (GPS) search and rescue beacons for army, navy and air force applications worldwide. For further information please visit www.digitalangel.com.

Safe Harbor Statement

This press release contains certain "forward-looking" statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements included in this press release include, without limitation, those concerning expectations regarding the expected benefits of the technology and impact of the new orders on the Company's financial results. These forward-looking statements are based on the Company's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions. Additional information about these and other factors that could affect the Company's businesses is set forth in the Company's Form 10-K under the caption "Risk Factors" filed with the Securities and Exchange Commission ("SEC") on April 1, 2010, and subsequent filings with the SEC. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

Non-GAAP Financial Measure
To supplement the Company’s preliminary consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), the Company provides EBITDA, which is a non-GAAP financial measure. EBITDA is defined as operating income (loss) plus depreciation and amortization as presented in the Company’s Preliminary Consolidated Statement of Operations. EBITDA should not be considered as an alternative to operating income or net income (as determined in accordance with GAAP) as a measure of the Company’s operating performance or to net cash provided by operating, investing and financing activities (as determined in accordance with GAAP) as a measure of the Company’s ability to meet cash needs. The Company believes that EBITDA is a measure commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation and amortization or non-operating factors (such as historical cost). This information has been disclosed here to permit a more complete comparative analysis of the Company’s operating performance relative to other companies. EBITDA may not, however, be comparable in all instances to other similar types of measures. For supplemental information to facilitate evaluation of the impact of depreciation and amortization, and comparisons with historical results, see the attached tables showing the detailed reconciliation of results reported under GAAP to non-GAAP results for the three-month periods and full-year periods ended December 31, 2010 and 2009.

Contacts:
Digital Angel Corporation
KCSA Strategic Communications
Todd Fromer / Rob Fink
212-896-1206
digitalangel@kcsa.com

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Consolidated Balance Sheets Data
(in thousands)

	December 31,	December 31,
	2010	2009
Assets	(unaudited)
Current assets
Cash and cash equivalents	$903	$1,895
Restricted cash	—	202
Accounts receivable, net	5,155	6,370
Inventories	8,859	8,980
Other current assets	1,665	2,514
Current assets of discontinued operations	339	3,735
Total current assets	16,921	23,696

Property and equipment, net	5,238	6,998
Goodwill and intangibles, net	13,054	14,790
Other assets, net	716	1,195
Other assets of discontinued operations	—	365
Total assets	$35,929	$47,044

Liabilities and Stockholders’ Equity
Current liabilities
Notes payable and current maturities of long-term debt	$3,794	$9,297
Accounts payable.	7,924	7,905
Advances from factors	523	1,019
Accrued expenses.	6,810	6,580
Deferred gain on sale	584	960
Deferred revenue	529	548
Current liabilities of discontinued operations	732	2,955
Total current liabilities	20,896	29,264

Long-term debt and notes payable	1,919	392
Other liabilities	606	1,445
Total liabilities	23,421	31,101

Total stockholders’ equity	12,508	15,943
Total liabilities and stockholders’ equity	$35,929	$47,044

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Consolidated Statements of Operations Data
 (in thousands, except per share data)

	For the Three-Months Ended December 31,
	2010	2009
	(Unaudited)	(Unaudited)

Revenue	$9,017	$9,920

Cost of sales	6,231	5,834

Gross profit	2,786	4,086

Selling, general and administrative expenses	3,603	5,496
Research and development expenses	265	353
Restructuring, severance and separation expenses	118	223
Goodwill and asset impairments	—	7,339

Operating loss	(1,200)	(9,325)

Interest and other income (expense), net	136	150
Interest expense	(231)	(489)

Loss from continuing operations before income tax benefit	(1,295)	(9,664)

Benefit for income taxes	2	20

Loss from continuing operations	(1,293)	(9,644)

Income from discontinued operations	809	988

Net loss	(484)	(8,656)

Loss attributable to the noncontrolling interest, continuing operations	10	108
Income attributable to the noncontrolling interest, discontinued operations	(12)	(15)

Net loss attributable to Digital Angel Corporation	$(486)	$(8,563)

(Loss) income per common share – basic and diluted
Loss from continuing operations	$(0.05)	$(0.44)
Income from discontinued operations	0.03	0.04
Net loss	$(0.02)	$(0.40)

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Consolidated Statements of Operations Data
 (in thousands, except per share data)

	For the Twelve-Months Ended December 31,
	2010	2009
	(Unaudited)

Revenue	$37,720	$42,565

Cost of sales	24,570	25,985

Gross profit	13,150	16,580

Selling, general and administrative expenses	17,645	22,520
Research and development expenses	1,031	1,206
Restructuring, severance and separation expenses	1,347	678
Goodwill and asset impairments	—	7,339

Operating loss	(6,873)	(15,163)

Interest and other (expense) income, net	(189)	319
Interest expense	(1,185)	(2,176)

Loss from continuing operations before income tax (provision) benefit	(8,247)	(17,020)

(Provision) benefit for income taxes	(21)	24

Loss from continuing operations	(8,268)	(16,996)

Income from discontinued operations	2,424	4,566

Net loss	(5,844)	(12,430)

Loss attributable to the noncontrolling interest, continuing operations	59	135
Income attributable to the noncontrolling interest, discontinued operations	(33)	(69)

Net loss attributable to Digital Angel Corporation	$(5,818)	$(12,364)

(Loss) income per common share – basic and diluted
Loss from continuing operations	$(0.30)	$(0.90)
Income from discontinued operations	0.09	0.24
Net loss	$(0.21)	$(0.66)

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Reconciliation to Non-GAAP Financial Information
(in thousands) (unaudited)

	For the Three-Months Ended December 31,
	2010	2009
Operating loss	$(1,200)	$(9,325)

Depreciation and amortization	732	1,049

EBITDA	(468)	(8,276)

Asset impairment, restructuring, severance and separation expenses	118	7,562

Adjusted EBITDA1	$(350)	$(714)

1Adjusted EBITDA is regular EBITDA with asset impairment, restructuring, severance and separation expenses backed out.

DIGITAL ANGEL CORPORATION AND SUBSIDIARIES
Preliminary
Reconciliation to Non-GAAP Financial Information
(in thousands) (unaudited)

	For the Twelve-Months Ended December 31,
	2010	2009
Operating loss	$(6,873)	$(15,163)

Depreciation and amortization	3,168	3,947

EBITDA	(3,705)	(11,216)

Asset impairment, restructuring, severance and separation expenses	1,347	8,017

Adjusted EBITDA1	$(2,358)	$(3,199)

1Adjusted EBITDA is regular EBITDA with asset impairment, restructuring, severance and separation expenses backed out.